PACE Select

Prospectus Supplement

PACE® Select Advisors Trust

PACE® Alternative Strategies Investments

Supplement to the statutory prospectus relating to Class A, Class C and Class Y shares, the statutory prospectus relating to Class P shares, the summary prospectus (collectively, the "Prospectuses") and the Statement of Additional Information ("SAI"), each dated November 28, 2012, as amended

January 30, 2013

Dear Investor,

The purpose of this supplement is to update portfolio management information regarding PACE Alternative Strategies Investments ("Alternative Strategies Investments") (the "fund"), a series of PACE Select Advisors Trust (the "Trust"). This supplement updates information related to the portfolio management team for First Quadrant L.P. ("First Quadrant"), an investment advisor to the fund. Ken Ferguson is no longer a portfolio manager for the portion of the fund's assets managed by First Quadrant. Dori Levanoni and Ed Peters remain primarily responsible for the day-to-day management of First Quadrant's portion of the fund's assets.

Effective immediately, the Prospectuses and the SAI are hereby revised as follows:

The Prospectuses and SAI are revised to remove all references and disclosure related to Ken Ferguson as a portfolio manager for the portion of the fund's assets managed by First Quadrant.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.

ZS-606